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                       PUTNAM HARTFORD CAPITAL ACCESS II
                              SEPARATE ACCOUNT TEN
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
      SUPPLEMENT DATED JANUARY 8, 2002 TO THE PROSPECTUS DATED MAY 1, 2001

The following is added to the sub-section entitled "How do I purchase a Contract?" in "The Contract" section of the prospectus:

For Contracts issued in Massachusetts, Premium Payments are accepted until the later of age 67 or the seventh Contract Anniversary. For Contracts issued in Oregon, Premium Payments are accepted for the first seven Contract years only.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

333-39608
HV-3558